Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 11/25/09
Totals
Certificate
62,340,662.36
1,100,000,000.00
69,271,385.84
188,088.40
696,657.25
0.00
884,745.65
68,574,728.59
71,171.43
0.71171427
Balance
62.34066236
6,234,066.23
62.34066235
Total
Distribution
661,335.07
0.66133507
Unpaid
Principal
Amount
0.00
0.02801030
Principal
633,324.77
0.63332477
63,332.48 7,838.95 0.00
0.63332477
Interest
28,010.30
0.07838950
Distribution Summary
100,000,000.00
Beginning
Certificate
Balance
62,973,987.13
62.97398713
Cusip
62.97398712
Original
Certificate
Balance
1,000,000,000.00
6,297,398.71
Factors per Thousand
0.533750%
A-2
A-1
92975QAA8
92975QAB6 1.493750%
Ending
Factors per Thousand
Certificate
Rate
Class
Certificate
n/a 0.000000% 0.00 13,473,359.04 152,239.15 0.00 0.00 152,239.15 13,313,115.53
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 11/25/09
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
Excluded Balance
Rapid
Amortization
Original
Beginning
Total
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Excluded*
n/a n/a 0.00 31,338,410.18 -236,907.86 843,796.37 -217.54 606,670.97 31,945,081.15
0.00
31,338,410.18
-236,907.86
843,796.37
-217.54
606,670.97
31,945,081.15
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 11/25/09
Bond Interest Information
Type of
Certificate
LIBOR
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated September 25, 2002
Cusip
92975QAA8
92975QAB6
0.24375%
1.49375%
Period
30/360
30/360
Aaa AAA
Aaa AAA
- -
0.00000%
Moody's
Margin
0.29000%
Accrual
n/a Certificate
A-1
A-2
Class
S & P
Fitch
Original Rating*
Original Rating*
Original Rating
- - - -
n/a
n/a
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 11/25/09
Bond Interest Information
0.00
0.00 92975QAB6 7,838.95 0.00 0.00
Interest Carryforward
Interest Carryforward
92975QAA8 0.00 0.00 28,010.30
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
A-1
A-2
Class
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 11/25/09
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
927,881.55
0.00
0.00
0.00
0.00
0.00
0.00
0.00
696,657.25
231,224.30
0.00
0.00
Collection Activity
696,657.25
0.00
0.00
231,224.30
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 11/25/09
Periodic Information
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Net WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Original Information
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Information
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
0.00
160,243.51
-
-
7,588,837.38
1,100,011,119.68
22,971
160,243.51
9.648%
13,313,115.53
Collateral Information
13,473,359.04
233
12.550%
141
92
4,945,359.29
4.407%
82,744,744.88
81,887,844.12
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 11/25/09
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
0.00
0.00
0.00
0.00
Additional Account Activity
0.00
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 11/25/09
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
6.076%
0.635%
0.479%
51,812.96 1
%
1.863%
0.063%
0.237%
0.031%
2.488%
520,178.31
391,998.30
193,715.66
Delinquency Information
%
2.207%
53 4,975,770.87
15
8
4
3
1
22
25,252.61
2,037,024.42
$
%
$
#
#
20 1,525,235.03
#
$
1,807,601.57
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 11/25/09
Fees
Servicing Fee 3 Largest Mortgage Loan Balances
Enhancer Premium Additional Balances created during the first
Indenture Trustee Expenses Rapid Amortization Period
Broker Dealer Expenses Additional Balance Increase Amount payable
Auction Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Liquidation Loss Amount %
Revolving (Yes / No) Net Excess Spread % - Current
Managed Amortization (Yes / No) Net Excess Spread % - 2 mth avg
Rapid Amortization (Yes / No)
Net Excess Spread % - 3 mth avg
Percentage Interest Class A-1
Percentage Interest Class A-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
No
0.00
Yes
No
0.00
0.00
No
No
Yes
Additional Information
3,365,093.59
0.00
0.00
Additional Reporting Items
0.00
0.450%
Amortization Period
34,476.98
8,658.92
0.00
0.00
0.00
43,135.90
9.1%
Yes
No
11.929%
11.735%
11.671%
90.9%